Exhibit 99.(a)(xxii)

LORD ABBETT RESEARCH FUND, INC.

ARTICLES SUPPLEMENTARY

LORD ABBETT RESEARCH FUND, INC., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation presently has authority to issue 3,045,000,000 shares of capital stock, of the par value of $.001 each (the “Capital Stock”), having an aggregate par value of $3,045,000. The Board of Directors has previously classified and designated the Corporation’s shares of Capital Stock as follows:

Lord Abbett Dividend Growth Fund
Class A	538,125,000 shares
Class C	40,000,000 shares
Class F	144,375,000 shares
Class F3	88,125,000 shares
Class I	144,375,000 shares
Class P	20,000,000 shares
Class R2	30,000,000 shares
Class R3	30,000,000 shares
Class R4	30,000,000 shares
Class R5	30,000,000 shares
Class R6	30,000,000 shares

Lord Abbett Growth Opportunities Fund
Class A	198,000,000 shares
Class C	40,000,000 shares
Class F	66,000,000 shares
Class F3	66,000,000 shares
Class I	66,000,000 shares
Class P	20,000,000 shares
Class R2	30,000,000 shares
Class R3	43,500,000 shares
Class R4	43,500,000 shares
Class R5	43,500,000 shares
Class R6	43,500,000 shares

Lord Abbett Small Cap Value Series
Class A	378,000,000 shares
Class C	30,000,000 shares
Class F	63,000,000 shares
Class F3	63,000,000 shares
Class I	315,000,000 shares

Class P	50,000,000 shares
Class R2	30,000,000 shares
Class R3	82,750,000 shares
Class R4	82,750,000 shares
Class R5	82,750,000 shares
Class R6	82,750,000 shares

SECOND: In accordance with § 2-105(c) of the Maryland General Corporation Law, the total number of shares of Capital Stock that the Corporation shall have the authority to issue is hereby increased from 3,045,000,000, of the par value of $.001 each, to 3,110,000,000, of the par value of $.001 each, having an aggregate par value of $3,110,000.

THIRD: Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of stock of the Corporation under Article V of the Articles of Incorporation of the Corporation, as amended and supplemented (the “Articles”), the 65,000,000 newly authorized but unclassified and unissued shares of Capital Stock are hereby classified as follows:

Lord Abbett Growth Opportunities Fund
Class I	65,000,000

FOURTH: Subject to the power of the Board of Directors to classify and reclassify unissued shares, all shares of the Corporation hereby classified as specified in Article Third above shall be invested in the same investment portfolio of the Corporation and shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption set forth in Article V of the Articles and shall be subject to all other provisions of the Articles relating to stock of the Corporation generally.

FIFTH: Following the increase in authorized shares and classification of shares of Capital Stock as specified in Articles Second and Third above, the Corporation has authority to issue 3,110,000,000 shares of Capital Stock, of the par value of $.001 each, having an aggregate par value of $3,110,000. The authorized shares of Capital Stock are classified and designated as follows:

Lord Abbett Dividend Growth Fund
Class A	538,125,000 shares
Class C	40,000,000 shares
Class F	144,375,000 shares
Class F3	88,125,000 shares
Class I	144,375,000 shares
Class P	20,000,000 shares
Class R2	30,000,000 shares

Class R3	30,000,000 shares
Class R4	30,000,000 shares
Class R5	30,000,000 shares
Class R6	30,000,000 shares

Lord Abbett Growth Opportunities Fund
Class A	198,000,000 shares
Class C	40,000,000 shares
Class F	66,000,000 shares
Class F3	66,000,000 shares
Class I	131,000,000 shares
Class P	20,000,000 shares
Class R2	30,000,000 shares
Class R3	43,500,000 shares
Class R4	43,500,000 shares
Class R5	43,500,000 shares
Class R6	43,500,000 shares

Lord Abbett Small Cap Value Series
Class A	378,000,000 shares
Class C	30,000,000 shares
Class F	63,000,000 shares
Class F3	63,000,000 shares
Class I	315,000,000 shares
Class P	50,000,000 shares
Class R2	30,000,000 shares
Class R3	82,750,000 shares
Class R4	82,750,000 shares
Class R5	82,750,000 shares
Class R6	82,750,000 shares

SIXTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended. The total number of shares of Capital Stock that the Corporation has authority to issue has been increased by the Board of Directors in accordance with § 2-105(c) of the Maryland General Corporation Law. The shares of Capital Stock hereby classified or reclassified as specified above have been duly classified by the Board of Directors under the authority contained in the Articles.

SEVENTH: The undersigned officer of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of such officer’s knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

-Signature page follows-

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Vice President and Assistant Secretary and attested by its Assistant Secretary on December 23, 2021.

LORD ABBETT RESEARCH FUND, INC.

By:	/s/ Pamela P. Chen
Pamela P. Chen Vice President and Assistant Secretary

ATTEST:

/s/ Denise A. Wilson
Denise A. Wilson
Assistant Secretary
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